SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 9, 2004

Immediatek, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-26073	86-0881193
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer Identification No.)

2435 N. Central Expressway, Suite 1610

Richardson, Texas 75080

(972) 852-2876

(Address, including zip code of registrant’s principal executive offices and telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

On April 9, 2004 Immediatek, Inc. entered into an Acquisition Agreement to acquire all of the issued and outstanding capital stock of DiscLive, Inc., a Delaware corporation. In exchange for the DiscLive capital stock we gave each of the DiscLive stockholders their pro rata share of 1,666,667 shares of our common stock. The agreement provides that delivery of the Immediatek common stock  and DiscLive capital stock will be delayed for a period of six (6) months to provide for adjustments or an unwinding  if certain circumstances, as described in the agreement, occur or fail to occur. Upon completion of the transaction DiscLive will become a wholly owned subsidiary of Immediatek.

DiscLive provides a service to concert goers whereby DiscLive contracts with an artist or recording company, records a live concert and then offers for sale limited addition recordings of the concert within minutes after the concert has ended.

At the time of the acquisition DiscLive was not an audited entity and could not file any audited financials or proforma financials. Since the acquisition an audit has been performed by our auditors and the purpose of this report is to disclose DiscLives audited financials and provide proforma financial statements.

Item 7.  Financial Statements and Exhibits

On April 9, 2004 we entered into an Acquisition Agreement to acquire all of the issued and outstanding capital stock of DiscLive, Inc., a Delaware corporation. Since the acquisition an audit has been performed by our auditors and the following are the audited financials of DiscLive, Inc. and certain proformas showing the effect of the acquisition as if it had occurred prior to our fiscal year end:

2

TABLE OF CONTENTS

Independent Auditors’ Report

Balance Sheet

Statement of Operations

Statement of Changes in Stockholders’ Equity

Statement of Cash Flows

Footnotes

Proforma Financial Statements

Proforma Footnotes

Beckstead and Watts, LLP

Certified Public Accountants

3340 Wynn Road, Suite B

Las Vegas, NV 89102

702.257.1984

702.362.0540 (fax)

INDEPENDENT AUDITORS’ REPORT

Board of Directors

DiscLive, Inc.

We have audited the Balance Sheet of DiscLive, Inc., Inc. (the “Company”), as of December 31, 2003, and the related Statement of Operations, Stockholders’ Equity, and Cash Flows for the period February 18, 2003 (Date of Inception) to December 31, 2003.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DiscLive, Inc., Inc. as of December 31, 2003, and the results of its operations and cash flows for the period February 18, 2003 (Date of Inception) to December 31, 2003, in conformity with generally accepted accounting principles in the United States of America.

June 17, 2004

DiscLive, Inc.

Balance Sheet

December 31, 2003
Assets

Current assets:
Cash and cash equivalents	$128,802
Prepaid expenses	17,292
Total current assets	146,094

Fixed assets, net	327,771

Other assets	8,000

$481,865

Liabilities and Stockholders’ Equity

Current liabilities:
Accrued liabilities	4,339
Accrued liabilities - related party	1,668
Total current liabilities	6,007

Long-term liabilities
Convertible debt - related party	200,000
Total long-term liabilities	200,000

Total liabilities	206,007

Stockholders’ equity:
Series A preferred stock, $0.001 par value, $500 stated value, 250 shares authorized, 223 shares issued and outstanding	—
Series B preferred stock $0.001 par value, $683.06 stated value, 1,125 shares authorized, 801 shares issued and outstanding	1
Preferred stock, $0.001 par value, 6,625 shares authorized no shares issued and outstanding	—
Common stock, $0.001 par value, 12,000 shares authorized, 1,265 shares issued and outstanding	1
Additional paid-in capital	660,062
Accumulated (deficit)	(384,206)
275,858

$481,865

The accompanying Notes are an integral part of these financial statements.

DiscLive, Inc.

Statement of Operations

February 18, 2003 (Inception) to December 31, 2003

Revenue	$75,930

Cost of revenue:	118,095
118,095

Gross (loss)	(42,165)

Expenses:
General & administrative	132,374
General & administrative - related party	11,000
Depreciation expense	18,912
Promotional and marketing	25,312
Interest - related party	2,415
Compensation	23,373
Compensation - related party	56,015
Repairs and maintenance	8,682
Professional fees	64,555
Total expenses	342,638

Other income
Interest income	597
Total other income	597

Net (loss)	$(384,206)

Weighted average number of common shares outstanding - basic and fully diluted	1,246

Net (loss) per share - basic and fully diluted	$(308.45)

The accompanying notes are an integral part of these financial statements.

DiscLive, Inc.

Statement of Changes in Stockholders’ Equity

							Additional		Total
	Preferred “A”		Preferred “B”		Common Stock		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	(Deficit)	Equity

February 18, 2003 Founder shares issued for cash		$			$1,115	$1	$1,114	$—	$1,115

March 30, 2003 Series “A” preferred shares issued for cash	223	—					111,500		111,500

March 30, 2003 Common and Series “B” preferred shares issued pursuant to asset purchase agreement			69	—	150	0	47,131		47,131

August 12, 2003 Series “B” preferred shares issued for cash			732	1			499,999		500,000

August 30, 2003 Options issued for services							318		318

Net (loss)
Year ended December 31, 2003								(384,206)	(384,206)

Balance, December 31, 2003	223	$0	801	$1	1,265	$1	$660,062	$(384,206)	$275,858

The accompanying notes are an integral part of these financial statements.

DiscLive, Inc.

Statement of Cash Flow

February 18, 2003 (Inception) to December 31, 2003
Cash flows from operating activities
Net (loss)	$(384,206)
Adjustments to reconcile net (loss) to net cash (used) by operating activities:
Depreciation	18,912
Stock based expenses	318
Changes in operating assets and liabilities
(Increase) in prepaid expenses	(17,292)
(Increase) in other assets	(8,000)
Increase in accrued liabilities	4,339
Net cash (used) by operating activities	(385,929)

Cash flows from investing activities
Purchase of fixed assets	(299,552)
Net cash (used) by investing activities	(299,552)

Cash flows from financing activities
Proceeds from loan payable	200,000
Issuances of common stock	612,615
Net cash provided by financing activities	812,615

Net increase in cash and cash equivalents	127,135
Cash and cash equivalents - beginning	—
Cash and equivalents - ending	$127,135

Supplemental disclosures:
Interest paid	$2,415
Income taxes paid	$—

Non-cash transactions:
150 shares of common stock and 69 shares of series “B” preferred issued for fixed assets to related parties	$47,131

The accompanying notes are an integral part of these financial statements.

DiscLive, Inc.
Notes

Note 1 - History and organization of the company

The Company was organized February 18, 2003 (Inception) under the laws of the State of Delaware, as DiscLive, Inc.

The Company secures contracts with various music artists to record audio of live concert performances and then records onto compact discs, which are available for purchase at the venue upon close of each performance or via the internet post concert performance.

Note 2 - Accounting policies and procedures

Cash and cash equivalents

For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.  There are no cash equivalents as of December 31, 2003.

Fixed assets

The cost of fixed assets is depreciated over the estimated useful life of the fixed assets utilizing the straight-line method of depreciation based on the following estimated useful lives:

Office equipment	5 years
Concert Trailer	7 years
Recording equipment	7 years
Software	3 years

Revenue recognition

The Company recognizes revenue and related costs upon the sale of each compact disc. Sales are considered complete upon delivery to the consumer.

Advertising costs

The Company expenses all costs of advertising as incurred.  There were advertising costs included in general and promotional and marketing expense in the amount of $8,895 as of December 31, 2003.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2003.  The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values.  These financial instruments include cash, prepaid expenses, and deposits.  Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Impairment of long-lived assets

Long-lived assets held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired.  No such impairments have been identified by management at December 31, 2003.

Reporting on the costs of start-up activities

Statement of Position 98-5 (SOP 98-5), “Reporting on the Costs of Start-Up Activities,” which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred.  SOP 98-5 is effective for fiscal years beginning after December 15, 1998.  With the adoption of SOP 98-5, there has been little or no effect on the Company’s financial statements.

Loss per share

Basic loss per share is computed by dividing the net income by the weighted average number of common shares outstanding available to common stockholders during the period.  The basic weighted average number of common shares outstanding was 1,246 for the year ended December 31, 2003.  The computation for earnings per common share, assuming dilution, for the year ended December 31, 2003, was antidilutive, and therefore is not included.  Outstanding options as of December 31, 2003 totaled 318.

Dividends

The Company has not yet adopted any policy regarding payment of dividends.  No dividends have been paid or declared since inception.

Segment reporting

The Company follows Statement of Financial Accounting Standards No. 130, “Disclosures About Segments of an Enterprise and Related Information.”  The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Income taxes

The Company follows Statement of Financial Accounting Standard No. 109, “Accounting for Income Taxes” (“SFAS No. 109”) for recording the provision for income taxes.  Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled.  Deferred income tax expenses or benefits are based on the changes in the asset or liability each period.  If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.  Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods.  Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate.  Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Recent pronouncements

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.” SFAS No. 150 changes the classification in the statement of financial position of certain common financial instruments from either equity or mezzanine presentation to liabilities and requires an issuer of those financial statements to recognize changes in fair value or redemption amount, as applicable, in earnings. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and with one exception, is effective at the beginning of the first interim period beginning after June 15, 2003. The effect of adopting SFAS No. 150 will be recognized as a cumulative effect of an accounting change as of the beginning of the period of adoption. Restatement of prior periods is not permitted. SFAS No. 150 did not have any impact on the Company’s financial position or results of operations.

Stock-Based Compensation

Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”) allows companies to either expense the estimated fair value of stock options and warrants, or to continue following the intrinsic value method set forth in Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”) but disclose the pro forma effects on net loss had the fair value of the options and warrants been expensed. The Company has elected to apply APB 25 in accounting for grants to employees under its stock based incentive plans. Equity instruments issued to non-employees are measured based on their fair values.

Statement of Financial Accounting Standards No. 148 “Accounting for Stock-Based Compensation – Transition and Disclosure” (“SFAS 148”) provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation.  In addition, SFAS

148 amends the disclosure requirements of SFAS 123 to require more prominent and more frequent disclosures in financial statements about the effects of stock-based compensation.

Year end

    The Company has adopted December 31 as its fiscal year end.

Note 3 - Going concern

The Company’s financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  However, the Company has not commenced its planned principal operations and it has not generated any revenues.  In order to obtain the necessary capital, the Company is seeking equity and/or debt financing.  If the financing does not provide sufficient capital, some of the officers, directors or shareholders of the Company have agreed to provide sufficient funds as a loan over the next twelve-month period.  However, the Company is dependent upon its ability to secure equity and/or debt financing and there are no assurances that the Company will be successful, without sufficient financing it would be unlikely for the Company to continue as a going concern.

Note 4 - Income taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“SFAS No. 109”), which requires use of the liability method.   SFAS No.  109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences.  Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes.  The sources and tax effects of the differences are as follows:

U.S federal statutory rate	(34.0)%

Valuation reserve	34.0%

Total	—%

As of December 31, 2003, the Company has a net operating loss carry forward as follows:

Year	Amount	Expiration
2003	$384,206	2023

Note 5 - Fixed assets

As of December 31, 2003, the Company had the following fixed assets:

Office equipment	$12,578
Concert trailer	278,323
Recording equipment Software	47,282
8,500
Less: Accumulated depreciation	(18,912)
$327,771

Depreciation expense totaled $18,912 for the year ended December 31, 2003.  There were no losses on the write down of fixed assets during the year ended December 31, 2003.

Note 6 - Accrued expenses

As of December 31, 2003, the Company had a total of $6,007 in accrued expenses for sales tax liability and interest to a related party.

Note 7 - Convertible debt - related party

On August 31, 2003 the Company executed a promissory note with Seagull Associates, LLC (SA) a company controlled by Pat Welsh, a shareholder of the Company, in the amount of $200,000.  The note bears an interest rate of 5% per annum and is due January 31, 2005.  Upon maturity, the Company shall have the option to make payment and SA shall have the right to require payment of any portion of the unpaid balance of principal and interest by means of the issuance of shares of series “B” convertible preferred stock at the rate of one (1) share for each $683.06 of accrued debt.  During the year ended December 31, 2002, the Company paid SA $2,415 in accrued interest.  As of December 31, 2003, the amount due is $200,000 in principal, and $1,667 in accrued interest.

Note 8 - Related party

A shareholder of the company has ownership interest in a commercial recording studio that it has leased to the Company and received cash rental payments totaling $11,000 in 2003.

During the year ending December 31, 2003, officers and shareholders of the Company received cash compensation in the amount of $56,015.

Note 9 - Stockholder’s equity

Series “A” convertible preferred stock

Holders of series “A” convertible preferred stock generally vote as a single class with holders of common stock but are entitled to the number of shares of common stock into which the holders’ shares of series “A” convertible preferred stock are convertible to.  Series “A” convertible preferred may be converted on a share for share basis during a thirty (30) day period following the giving of any Optional Redemption Notice.   Series “A” convertible stock shall rank senior to common stock in the event of liquidation. Holders’ of Series “A” convertible stock are not entitled to dividends except to the extent that any dividends are paid at any time with respect to the common stock series.  Series “A” convertible stock shall have a redemptions price of $683 per share, subject to adjustments resulting from stock splits, recapitalization, or share combination.

Series “B” convertible preferred stock

Holders of series “B”: convertible stock are entitled to the number of votes equal to the number of shares of common stock into which such holders’ shares of series “B” convertible preferred stock are convertible pursuant to the designation provisions.  Series “B” convertible preferred stock may be converted on a share for share basis during a thirty (30) day period following the giving of any Optional Redemption Notice.  Series “B” convertible stock shall rank senior to common stock in the event of liquidation. Holders’ of Series “A” convertible stock are not entitled to dividends except to the extent that any dividends are paid at any time with respect to the common stock series.  Series “B” convertible stock shall have a redemptions price of $500 per share, subject to adjustments resulting from stock splits, recapitalization, or share combination.

Preferred stock

Holders of preferred stock are entitled to the number of votes equal to the number of shares of common stock into which such holders’ shares of preferred stock are convertible pursuant to the designation provisions.  Preferred stock may be converted on a share for share basis during a thirty (30) day period following the giving of any Optional Redemption Notice. Series “B” convertible stock shall rank senior to common stock in the event of liquidation. Holders’ of Series “A” convertible stock are not entitled to dividends except to the extent that any dividends are paid at any time with respect to the common stock series.  Series “B” convertible stock shall have a redemptions price of $500 per share, subject to adjustments resulting from stock splits, recapitalization, or share combination.

Note 9 - Stockholder’s equity (continued)

Common stock

Holders of common stock are entitled to one vote for each share held.  No dividends shall be paid on any shares of common stock unless the same dividend is paid on all shares outstanding at the time of such payment.

On February 18, 2003, the Company issued 223 shares of its $0.001 par value common stock to David Blanchard, an officer of the Company for cash in the amount of $223.

On February 18, 2003, the Company issued 149 shares of its $0.001 par value common stock to Clayton Yaseen, a director of the Company for cash in the amount of $149.

On February 18, 2003, the Company issued 223 shares of its $0.001 par value common stock to Jacob Walker, an officer of the Company for cash in the amount of $223.

On February 18, 2003, the Company issued 75 shares of its $0.001 par value common stock to Jerry Blair, a director of the Company for cash in the amount of $75.

On February 18, 2003, the Company issued 104 shares of its $0.001 par value common stock to Sami Valkonen, an officer of the Company for cash in the amount of $104.

On February 18, 2003, the Company issued 253 shares of its $0.001 par value common stock to Richard Isaacson, an officer of the Company for cash in the amount of $253.

On February 18, 2003, the Company issued 15 shares of its $0.001 par value common stock to Thomas Cookman, a director of the Company for cash in the amount of $15.

On February 18, 2003, the Company issued 73 shares of its $0.001 par value common stock to Rajvilas Holdings, LLC for cash in the amount of $73.

On March 30, 2003 the Company issued 223 shares of its $0.001 par value series “A” preferred stock at $500 per share for total cash of $111,500.

On March 30, 2003, the Company issued 69 shares of its $0.001 par value series “B” preferred stock at $683 per share for assets valued at $47,131.

On March 30, 2003, the Company issued 150 shares of its $0.001 par value common stock for assets valued at $1.

On August 12, 2003, the Company issued 732 shares of its $0.001 par value series “B” preferred stock to Seagull Associates, LLC at $683 per share for total cash of $500,000.

Note 10 - Stock options

In August 2003, the Company granted 313 stock options to employees with an exercise price of $1, equal to the fair value of the common stock, with a one-year vesting period. The fair value of the options has been estimated on the date of grant using the Black-Scholes option pricing model. The weighted average fair value of these options was $0.05. The following assumptions were used in computing the fair value of these option grants: weighted average risk-free interest rate of 4.65%, zero dividend yield, volatility of the Company’s common stock of 50%, and an expected life of the options of one year.

Note 11 - Subsequent events

On January 11, 2004 the Company entered into a consulting agreement with TMRG, LLC for business development and consulting activities. The contract is for a period of 6 months and the compensation to be paid is 10% of the gross revenue collected by the Company which is directly attributable to TMRG, LLC.

Note 11 - Subsequent events (continued)

On February 17, 2004, the Company unanimously resolved to solicit offers for merger with another entity having more financial strength and better market position in the industry.

March 12, 2004 the Company entered into a venue specific sales and production contract with EMI Christian Music Group, Inc. (“EMI”).  Whereas the Company shall produce and hold for sale, live recordings of concert events promoted by EMI.  The contract is specific to 4 events all dated during March 2004.  The compensation to be paid is $6 per compact disc produced and sold subsequent to the event.

On April 9, 2004, the Company entered into an agreement with Immediatek, Inc. whereas the stockholders have agreed to accept the common stock of Immediatek, Inc. in exchange for their shares of the corporation. The Company would become the wholly owned subsidiary of Immediatek, Inc.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the acquisition of all of the outstanding common, preferred series A, preferred series B and preferred shares of DiscLive, Inc. (“DiscLive”) (a Delaware Corporation) in exchange for 1,666,667 shares of common stock of Immediatek, Inc. (“ITEK”) (a Texas Corporation).

The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the above transaction.  Such financial information has been prepared from, and should be read in conjunction with, the historical audited financial statements of DiscLive and ITEK included in this memorandum.

The Pro Forma Balance Sheet gives effect to the transaction as if it had occurred as of December 31, 2003.  The Pro Forma Statement of Operations gives effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of DiscLive for the period ended December 31, 2003 and ITEK for the period ended December 31, 2003.  Accordingly, the pro forma adjustments reflect intangible assets, goodwill and issuance of common stock by ITEK related to the acquisition of DiscLive.

IMMEDIATEK, INC. (TX)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of December 31, 2003

	Historical Immediatek, Inc (TX)	Historical DiscLive, Inc. (DA)	Pro forma Adjustments		(Unaudited) Pro forma Immediatek, Inc (TX)
ASSETS
Current assets:
Cash and cash equivalents	$118,562	$128,802			$247,364
Accounts receivable, Net	1,647	—			1,647
Prepaid expenses	5,760	17,292			23,052
Total current assets	125,969	146,094			272,063

Deposits	—	8,000			8,000
Property and equipment, net	6,576	327,771			334,347
Intellectual property	65,601	—			65,601
Intangible assets and goodwill	—	—	324,142	(1)	324,143
Total non-current assets	72,177	335,771			732,091

Total assets	$198,146	$481,865	$324,142		$1,004,154

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$110,927	$—			$110,927
Notes payable	9,500	—			9,500
Accrued liabilities	—	4,339			4,339
Accrued liabilities - related party	—	1,668			1,668
Total current liabilities	120,427	6,007			126,434

Long Term Liabilites
Convertible debt - related party	—	200,000			200,000
Total long-term liabilities	—	200,000			200,000

Total Liabilities	120,427	206,007			326,434

Stockholders’ equity
Series A preferred stock, $0.001 par value	—	—			—

Series B preferred stock, $0.001 par value	—	1	(1	)(1)	—

Preferred stock, $0.001 par value	—	—			—

Common stock, $.001 par value	22,958	1	(1	)(1)	24,625
			1,667	(1)
Additional paid in capital	3,621,671	660,062	(660,062	)(1)	4,220,004
			598,333	(1)
Accumulated (deficit)	(3,566,910)	(384,206)	384,206	(1)	(3,566,910)
Total Stockholders’ equity (deficit)	77,719	275,858			677,719

Total liabilities and shareholders’ equity	$198,146	$481,865	324,142		$1,004,153

IMMEDIATEK, INC. (TX)

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the three months ended March 31, 2004

	Historical Immediatek, Inc (TX)	Historical DiscLive, Inc. (DA)	Pro forma Adjustments	(Unaudited) Pro forma Immediatek, Inc (TX)

Revenue, net	$7,933	$85,184		$93,117

Cost of sales	—	—		—

Gross Profit	7,933	85,184		93,117

Costs and expenses:
Direct cost of services	3,000	64,740		67,740
Artist royalties	—	—		—
Network infrastructure	1,753	—		1,753
Research and development	50,000	—		50,000
Sales and marketing	58,118	8,010		66,128
Depreciation	734	13,685		14,419
General and administrative expenses	108,784	83,467		192,251
Non-cash compensation expense	—	—		—
Non-cash consulting fees	—	—		—
Non-cash compensation expense - related party	—	—		—
Administrative salaries	18,900	8,488		27,388
Officer salaries	50,250	30,809		81,059

Total costs and expenses	291,539	209,199		500,738

Net operating loss	(283,606)	(124,015)		(407,621)

Other income (expense)
Other expense	—	—		—
Foreign currency adjustment	—	—		—
Interest income	—	29		29
Interest expense	—	(2,500)		(2,500)
	—	(2,471)		(2,471)

Net loss	$(283,606)	$(126,486)	$—	$(410,092)

Basic and diluted (loss) per common share	$(0.01)	$—		$(0.023)

Weighted average number of common shares outstanding	22,958,218	—		18,050,002

Immediatek, Inc.

Notes to Pro Forma Financial Statements

Note 1

To reflect the acquisition of DiscLive, Inc. (DiscLive) by Immediatek, Inc. (“ITEK”) at the acquisition date, April 9, 2004.  Proforma adjustments relate to the acquisition of DiscLive which resulted in intangible assets and goodwill.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 21, 2004		Immediatek, Inc.
	By:	/s/ Zach Bair
Zach Bair, Chief
Executive Officer